UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: March 5, 2015

PITOOEY!, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53991	20-4622782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer

10429 S. 51st Street; Suite 225 Phoenix, AZ	85044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 755-0591

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to correct the cover page on the previously filed 8-K, filed with the Commission on March 31, 2015 (“Original Filing”).

The disclosures and exhibits on the Original Filing have not changed, therefore this Amendment is being filed solely to correct the cover page of the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PITOOEY!, Inc.
(Registrant)

Date: April 2, 2015	By:	/s/ Jacob DiMartino
	Name:	Jacob DiMartino
	Title:	Chief Executive Officer

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